UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Dell Inc.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The Special Committee of the Board of Directors of Dell Inc. mailed the following letter to the Company’s shareholders on July 20, 2013

IT’S NOT TOO LATE IF YOU ACT IMMEDIATELY – VOTE THE WHITE CARD

TODAY BY TELEPHONE OR INTERNET TO SECURE $13.65 IN CASH FOR YOUR

SHARES

July 19, 2013

Dear Shareholders:

The opportunity to vote in the Special Meeting of Shareholders has been extended to July 24, 2013 and we are writing to reiterate our recommendation that you seize this opportunity to cast your vote “FOR” the go-private transaction:

•

Doing so will secure $13.65 in cash for each share of Dell stock you own, thereby capturing a substantial and certain premium to the price at which Dell stock was trading prior to the time rumors of the transaction entered the market place.

•

As an independent Special Committee of the Board of Directors whose only goal is to achieve the best outcome for all Dell shareholders, it is clear to us after an exhaustive and robust process that the $13.65 per share in cash transaction provides the highest value and greatest certainty of any available alternative.

•	We believe a rejection of this transaction would expose Dell and its shareholders to risks that are likely to erode value.

•	All three of the nation’s leading independent proxy advisory firms have also issued clear and unequivocal recommendations to Dell shareholders to vote “FOR” the proposed transaction.

•	If you fail to vote or abstain from voting on the transaction, the effect will be the same as a vote against the transaction.

We thank you for your prompt attention to this urgent matter.

Sincerely,

Alex J. Mandl            Janet F. Clark            Laura Conigliaro            Kenneth M. Duberstein

THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS OF DELL INC.

ACT IMMEDIATELY – VOTING EXTENDED UNTIL JULY 24, 2012

Telephone and internet voting instructions have been arranged for your convenience

Follow instructions on the enclosed card

Telephone and internet voting have been arranged for your convenience. Simply follow the instructions on the enclosed card to vote today. Regardless of the number of shares of Company stock that you own, your vote is important. If you fail to vote or abstain from voting on the transaction, the effect will be the same as a vote against the transaction. If you have questions about the merger, or require assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or the enclosed white proxy card, please contact MacKenzie Partners Inc., which is acting as the Company’s proxy solicitation agent and information agent in connection with the merger.

105 Madison Avenue

New York, NY 10016

(212) 929-5500 (Call Collect)

Or

Call Toll-Free (800) 322-2885

Email: Dell@mackenziepartners.com

Forward-looking Statements

Any statements in these materials about prospective performance and plans for the Company, the expected timing of the completion of the proposed merger and the ability to complete the proposed merger, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (5) the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in the materials represent our views as of the date hereof. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10–K for the fiscal year ended February 1, 2013, which was filed with the SEC on March 12, 2013, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10–Q and 8–K filed with the SEC by the Company.

Additional Information and Where to Find It

In connection with the proposed merger transaction, the Company filed with the SEC a definitive proxy statement and other relevant documents, including a form of proxy card, on May 31, 2013. The definitive proxy statement and a form of proxy have been mailed to the Company’s stockholders. Stockholders are urged to read the proxy statement and any other documents filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they contain important information about the proposed merger.

Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://content.dell.com/us/en/corp/investor-financial-reporting.aspx or by directing a request to: Dell Inc. One Dell Way, Round Rock, Texas 78682, Attn: Investor Relations, (512) 728-7800, investor_relations@dell.com.

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company’s stockholders generally, is set forth in the definitive proxy statement and the other relevant documents filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended February 1, 2013 (as amended with the filing of a Form 10-K/A on June 3, 2013 containing Part III information) and in its definitive proxy statement filed with the SEC on Schedule 14A on May 24, 2012.